SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 7, 2005

Commission File Number: 0-28325

TMSF HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of other jurisdiction of incorporation or organization)

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87-0642252
(I.R.S.  Employer Identification No.)

727 West Seventh Street Suite 850 Los Angeles, CA 90017
(Address of principal executive office)

(213) 234-2400
(Registrant’s telephone number, including area code)

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(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On September 7, 2005, The Mortgage Store Financial, Inc., a subsidiary of TMSF Holdings, Inc., entered into an Employment Contract with Scott Reading as Executive Vice President, Capital Markets. Pursuant to the Employment Contract, Mr. Reading earns $250,000 annually, is eligible for a bonus of $250,000 based on overall performance and productivity as determined by the Board of Directors and will receive 300,000 options with an exercise price of $3.50 per share. The Employment Contract includes non-solicitation and trade secrets provisions that continue for one year following termination. The Employment Contract may be terminated by The Mortgage Store or Mr. Reading at any time without cause.

(d) EXHIBITS

ITEM 4.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished as part of this report:

10.1 Employment Contract dated September 7, 2005 between The Mortgage Store Financial, Inc. and Scott Reading

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TMSF HOLDINGS, INC.

/s/ Raymond Eshaghian
Raymond Eshaghian
Chief Executive Officer

September 14, 2005

Exhibit Index

Exhibit No./Description
10.1 Employment Contract dated September 7, 2005 between The Mortgage Store Financial, Inc. and Scott Reading